Exhibit 35.1

Servicer Compliance Statement

The undersigned, a duly authorized officer of Navient Solutions, LLC (formerly, Navient Solutions, Inc.), the Servicer and Administrator for the trusts listed on Appendix A hereto (the “Trusts”), does hereby certify that:

(a)        this certificate is delivered pursuant to Item 1123 of Regulation AB;

(b)        a review of the servicing activities of the Servicer and the Administrator as of December 31, 2023 and for the period January 1, 2023 through December 31, 2023 (the “Reporting Period”) and their performance under the applicable servicing and administration agreements for each of the Trusts has been made under my supervision; and

(c)        to the best of my knowledge, based on such review, the Servicer and the Administrator have fulfilled all of their obligations under the applicable servicing and administration agreements for each of the Trusts in all material respects through the Reporting Period.

[Signature Page Follows]

/s/ Jeffrey Stine
Jeffrey Stine
Vice President,
Core Processing
Navient Solutions, LLC
March 28, 2024

Servicer Compliance Statement

Appendix A

Trust Name:	Date of Issuance:
SLM Student Loan Trust 2006-2	February 23, 2006
SLM Student Loan Trust 2006-4	April 20, 2006
SLM Student Loan Trust 2006-5	June 21, 2006
SLM Student Loan Trust 2006-6	July 20, 2006
SLM Student Loan Trust 2006-7	August 10, 2006
SLM Student Loan Trust 2006-8	September 14, 2006
SLM Student Loan Trust 2006-9	October 12, 2006
SLM Student Loan Trust 2006-10	November 30, 2006
SLM Private Credit Student Loan Trust 2006-A	April 6, 2006
SLM Private Credit Student Loan Trust 2006-B	June 8, 2006
SLM Private Credit Student Loan Trust 2006-C	September 28, 2006
SLM Student Loan Trust 2007-1	January 25, 2007
SLM Student Loan Trust 2007-4	April 5, 2007
SLM Student Loan Trust 2007-5	July 19, 2007
SLM Student Loan Trust 2007-6	October 23, 2007
SLM Student Loan Trust 2007-7	November 8, 2007
SLM Student Loan Trust 2007-8	December 6, 2007
SLM Private Credit Student Loan Trust 2007-A	March 29, 2007
SLM Student Loan Trust 2008-2	February 7, 2008
SLM Student Loan Trust 2008-3	February 28, 2008
SLM Student Loan Trust 2008-4	April 17, 2008
SLM Student Loan Trust 2008-5	April 30, 2008
SLM Student Loan Trust 2008-6	June 12, 2008
SLM Student Loan Trust 2008-7	July 2, 2008
SLM Student Loan Trust 2009-1	April 9, 2009
SLM Student Loan Trust 2009-2	April 21, 2009
SLM Student Loan Trust 2010-1	April 15, 2010
SLM Student Loan Trust 2010-2	August 26, 2010
SLM Student Loan Trust 2011-1	March 3, 2011
SLM Student Loan Trust 2011-2	May 26, 2011
SLM Student Loan Trust 2011-3	November 18, 2011
SLM Student Loan Trust 2012-1	January 19, 2012
SLM Student Loan Trust 2012-2	March 15, 2012
SLM Student Loan Trust 2012-3	May 3, 2012
SLM Student Loan Trust 2012-5	July 19, 2012
SLM Student Loan Trust 2012-6	September 20, 2012
SLM Student Loan Trust 2012-7	November 8, 2012
SLM Student Loan Trust 2013-1	February 14, 2013
SLM Student Loan Trust 2013-2	April 11, 2013
SLM Student Loan Trust 2013-3	June 20, 2013
SLM Student Loan Trust 2013-4	August 15, 2013
SLM Student Loan Trust 2013-5	September 19, 2013

SLM Student Loan Trust 2013-6	November 14, 2013
SLM Student Loan Trust 2014-1	January 28, 2014
SLM Student Loan Trust 2014-2	March 27, 2014
Navient Student Loan Trust 2014-1	May 29, 2014
Navient Student Loan Trust 2014-2	August 14, 2014
Navient Student Loan Trust 2014-3	August 14, 2014
Navient Student Loan Trust 2014-4	August 14, 2014
Navient Student Loan Trust 2014-5	August 14, 2014
Navient Student Loan Trust 2014-6	August 14, 2014
Navient Student Loan Trust 2014-7	August 14, 2014
Navient Student Loan Trust 2014-8	November 25, 2014
Navient Student Loan Trust 2015-1	February 26, 2015
Navient Student Loan Trust 2015-2	April 23, 2015
Navient Student Loan Trust 2015-3	June 18, 2015
SLC Student Loan Trust 2004-1	November 23, 2004
SLC Student Loan Trust 2005-1	June 15, 2005
SLC Student Loan Trust 2005-2	September 28, 2005
SLC Student Loan Trust 2005-3	December 15, 2005
SLC Student Loan Trust 2006-1	June 28, 2006
SLC Student Loan Trust 2006-2	September 19, 2006
SLC Student Loan Trust 2007-1	June 26, 2007
SLC Student Loan Trust 2007-2	November 27, 2007
SLC Student Loan Trust 2008-1	March 28, 2008
SLC Student Loan Trust 2008-2	June 26, 2008
SLC Student Loan Trust 2009-1	February 13, 2009
SLC Student Loan Trust 2009-2	July 23, 2009
SLC Student Loan Trust 2009-3	December 22, 2009
SLC Student Loan Trust 2010-1	July 6, 2010
SMB Private Education Loan Trust 2014-A	August 7, 2014
Goal Structured Solutions Trust 2016-B	December 23, 2016